NATIXIS CASH MANAGEMENT TRUST – MONEY MARKET SERIES

Supplement dated July 7, 2010, to the Natixis Cash Management Trust – Money Market Series Statement of

Additional Information, dated September 1, 2009, as may be revised or supplemented from time to time.

Effective immediately, the following paragraph is added after the final paragraph under the section “Distribution Agreements”:

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes.